FOURTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 11th day of June 1996, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of March 22, 1995, a Sublimit
Promissory Note in the principal sum of Six Million Dollars ($6,000,000), dated as of March 22, 1995, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the
"Agreement");

     WHEREAS,  the Company and the Lender have entered into a term loan facility
with a present Term Loan Commitment  Amount of One Million Dollars
($1,000,000)
("Term Loan  Commitment"),  as evidenced by a Term Loan  Promissory  Note in the
principal amount of One Million Dollars ($1,000,000), dated as of March 22,
1995
(the "Term Note") and the Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars ($1,000,000)  ("Working Capital Commitment"),  as evidenced by a
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of March 22, 1995 (the "Working Capital Note"), and the
Agreement (the Warehousing  Promissory  Note, the Sublimit  Promissory
Note, the
Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

     WHEREAS, the Company has requested the Lender to waive the Default caused by the Company's failure to comply with the Minimum Servicing Portfolio requirement of the Agreement and to amend certain terms of the Agreement and the
Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be June
11, 1996 , the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 7.10 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  7.10  Minimum   Servicing   Portfolio.   Permit  the
Adjusted
         Servicing  Portfolio of the Company to be less than Two Million
Dollars
         ($200,000,000).

     4. The Company shall deliver to the Lender (a) an executed original of this
Amendment; (b) an executed Certificate of Secretary with corporate resolutions;
(c) an executed  original  of the Waiver  Letter;  and (d) a Two  Hundred
Fifty
Dollar ($250) document production fee.

     5. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8. This Amendment shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                   MONUMENT MORTGAGE, INC.,
                                   a California corporation


                                   By:
                                        -----------------------------------
-
                                   Its:  Senior VP / CFO


                                   RESIDENTIAL FUNDING CORPORATION,
                                   a Delaware corporation


                                   By
                                      -------------------------------------
--
                                   Its:
                                      -------------------------------------
--



STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On July 19, 1996,  before me, a Notary  Public,  personally  appeared
Paul
Garrigues,   the  Senior  VP/CFO  of  MONUMENT  MORTGAGE,   INC.,  a
California
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                      -------------------------------------
--
                                      Notary Public
                                      My Commission
Expires:_________________
(SEAL)


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On July 26, 1996, before me, a Notary Public, personally appeared D.
Graham
Shipman,  the  Director  of  RESIDENTIAL  FUNDING   CORPORATION,   a
California
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                      -------------------------------------
--
                                      Notary Public
                                      My Commission
Expires:_________________
(SEAL)


                              CONSENT OF GUARANTORS

     The undersigned, being a Guarantor under their respective Guaranty dated as
of  March  22,  1995,  hereby  consent  to  the  foregoing   Amendment  and
the
transactions   contemplated   thereby  and  hereby  modify  and  reaffirm
their
obligations under their respective Guaranty so as to include within the term
"Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Notes. Each Guarantor hereby reaffirms that their obligations under their respective Guaranty are separate and distinct from the
Company's obligations to the Lender, and that their obligations under their respective Guaranty are in full force and effect, and each hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to their obligations under their respective Guaranty, all as more fully set forth in such Guaranty, the terms of each of which are incorporated herein as if fully set forth herein.

     The Guarantors hereby irrevocably waive any claim or other rights that they may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under the
Guaranty, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantors in violation of the preceding sentence and the Guaranteed Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to the Guarantors for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.

     Each Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to their respective Guaranty in connection with the foregoing Amendment.

     This Consent of Guarantors may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which, when so executed, shall be an original, but all such counterparts shall together constitute one and the same instrument.


                                 GUARANTORS:


                                 ------------------------------------------
-
                                 JAMES W. NOACK


                                 ------------------------------------------
-
                                 JAMES A. UMPHRYES


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On July 19, 1996, before me, a Notary Public,  personally appeared
JAMES W.
NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                      -------------------------------------
--
                                      Notary Public
                                      My Commission
Expires:_________________
(SEAL)


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On July 19, 1996, before me, a Notary Public,  personally appeared
JAMES A.
HUMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                      -------------------------------------
--
                                      Notary Public
                                      My Commission
Expires:_________________
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.


     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender") pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the  "Warehousing
Agreement"),
          the Company has the valid power and authority to execute and deliver to the Lender the Fourth Amendment to Warehousing Credit and Security
          Agreement.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the 23rd day of May , 1996, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     4. There have been no amendments to the Articles of Incorporation or
          Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 27th day of June, 1996.



                                   ----------------------------------------
--
                                                     Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the
"Company"),
has entered into a single family revolving  warehouse facility (the
"Warehousing
Commitment"),   with  a  present   commitment  amount  of  Ten  Million
Dollars
($10,000,000) (the "Warehousing  Commitment  Amount"),  with RESIDENTIAL
FUNDING
CORPORATION,   a  Delaware  corporation  (the  "Lender"),   as  evidenced
by  a
Warehousing  Promissory  Note  in  the  principal  sum of  Ten  Million
Dollars
($10,000,000), dated as of March 22, 1995, a Sublimit Promissory Note in the principal sum of Six Million Dollars ($6,000,000), dated as of March 22, 1995, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS,  the Company and the Lender have entered into a term loan facility
with a present Term Loan Commitment  Amount of One Million Dollars
($1,000,000)
("Term Loan  Commitment"),  as evidenced by a Term Loan  Promissory  Note in the
principal amount of One Million Dollars ($1,000,000), dated as of March 22,
1995
(the "Term Note") and the Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars ($1,000,000)  ("Working Capital Commitment"),  as evidenced by a
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of March 22, 1995 (the "Working Capital Note"), and the
Agreement (the Warehousing  Promissory  Note, the Sublimit  Promissory
Note, the
Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

     WHEREAS, the Company proposes to amend certain terms of the Agreement;
and

     WHEREAS, to evidence the amendment of the Agreement, the Company proposes to execute and deliver a Fourth Amendment to Warehousing Credit and Security
Agreement (the "Amendment"), a copy of which has been presented to the Board of
Directors of this Company; and

     WHEREAS, the Board of Directors of this Company have determined that it will be in the best interests of this Company for the Company to amend the
Agreement.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on their behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Agreement to be evidenced by the Amendment.

         FURTHER RESOLVED, that the Amendment in the form presented to the Board of Directors of this Company is hereby approved and a copy thereof is filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any one (insert minimum number required to sign) of the following officers of the Company: President, Executive Vice President,
Senior Vice President (list titles of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the
Amendment in the form approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitments and to carry out the purport and intent of the foregoing Resolutions.